Exhibit 99.3

Devon Energy Second-Quarter 2020

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Income Statement	2

Cash Flow Statement	3

Balance Sheet	4

Production by Asset	5

Capital and Well Activity by Asset	6

Realized Price by Asset	7

Per-Unit Cash Margin by Asset	8

Non-GAAP Core Earnings (Loss)	9

Non-GAAP EBITDAX, Net Debt and Net Debt-to-EBITDAX	10

CONSOLIDATED STATEMENTS OF EARNINGS
(in millions, except per share amounts)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$424	$807	$1,035	$919	$936
Oil, gas and NGL derivatives (1)	(361)	720	(116)	127	140
Marketing and midstream revenues	331	560	670	700	730

Total revenues	394	2,087	1,589	1,746	1,806

Production expenses (2)	263	318	324	294	296
Exploration expenses	12	112	29	18	7
Marketing and midstream expenses	339	578	665	684	713
Depreciation, depletion and amortization	299	401	382	381	374
Asset impairments	—	2,666	—	—	—
Asset dispositions	—	—	—	(1)	(2)
General and administrative expenses	79	102	119	107	114
Financing costs, net	69	65	64	60	66
Restructuring and transaction costs	—	—	11	10	12
Other expenses	13	(48)	16	3	7

Total expenses	1,074	4,194	1,610	1,556	1,587

Earnings (loss) from continuing operations before income taxes	(680)	(2,107)	(21)	190	219
Income tax expense (benefit)	(3)	(417)	(33)	54	68

Net earnings (loss) from continuing operations	(677)	(1,690)	12	136	151
Net earnings (loss) from discontinued operations, net of taxes	9	(125)	(652)	(27)	344

Net earnings (loss)	(668)	(1,815)	(640)	109	495
Net earnings attributable to noncontrolling interests	2	1	2	—	—

Net earnings (loss) attributable to Devon	$(670)	$(1,816)	$(642)	$109	$495

Basic net earnings (loss) per share:
Continuing operations	$(1.80)	$(4.48)	$0.03	$0.34	$0.37
Discontinued operations	0.02	(0.34)	(1.73)	(0.07)	0.83

Basic net earnings (loss) per share	$(1.78)	$(4.82)	$(1.70)	$0.27	$1.20

Diluted net earnings (loss) per share:
Continuing operations	$(1.80)	$(4.48)	$0.03	$0.34	$0.37
Discontinued operations	0.02	(0.34)	(1.73)	(0.07)	0.82

Diluted net earnings (loss) per share	$(1.78)	$(4.82)	$(1.70)	$0.27	$1.19

Weighted average common shares outstanding:
Basic	383	383	383	397	415
Diluted	383	383	385	399	417

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$232	$101	$42	$71	$23
Derivative valuation changes	(593)	619	(158)	56	117

Oil, gas and NGL derivatives	$(361)	$720	$(116)	$127	$140

(2) PRODUCTION EXPENSES
(in millions)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$108	$126	$120	$118	$114
Gathering, processing & transportation	123	130	131	112	111
Production taxes	25	56	69	58	64
Property taxes	7	6	4	6	7

Production expenses	$263	$318	$324	$294	$296

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings (loss)	$(668)	$(1,815)	$(640)	$109	$495
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	(9)	125	652	27	(344)
Depreciation, depletion and amortization	299	401	382	381	374
Asset impairments	—	2,666	—	—	—
Leasehold impairments	3	110	3	13	1
Accretion on discounted liabilities	8	8	8	8	8
Total (gains) losses on commodity derivatives	361	(720)	116	(127)	(140)
Cash settlements on commodity derivatives	232	101	41	71	23
Gains on asset dispositions	—	—	—	(1)	(2)
Deferred income tax expense (benefit)	—	(311)	(27)	52	65
Share-based compensation	19	20	23	23	25
Other	4	—	2	3	2
Changes in assets and liabilities, net	(99)	(56)	18	36	(75)

Net cash from operating activities - continuing operations	150	529	578	595	432

Cash flows from investing activities:
Capital expenditures	(307)	(425)	(408)	(526)	(486)
Acquisitions of property and equipment	(1)	(4)	(3)	(5)	(13)
Divestitures of property and equipment	3	25	43	9	28

Net cash from investing activities - continuing operations	(305)	(404)	(368)	(522)	(471)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	—	—
Repurchases of common stock	—	(38)	(103)	(560)	(187)
Dividends paid on common stock	(42)	(34)	(34)	(35)	(37)
Contributions from noncontrolling interests	6	5	116	—	—
Distributions to noncontrolling interest	(3)	(3)	—	—	—
Shares exchanged for tax withholdings and other	—	(17)	(2)	(1)	(3)

Net cash from financing activities - continuing operations	(39)	(87)	(23)	(596)	(227)

Net change in cash, cash equivalents and restricted cash of continuing operations	(194)	38	187	(523)	(266)

Cash flows from discontinued operations:
Operating activities	(43)	(131)	(9)	(94)	191
Investing activities	171	(1)	—	(5)	2,536
Financing activities	—	—	—	(1,572)	—
Effect of exchange rate changes on cash	8	(23)	10	(3)	37

Net change in cash, cash equivalents and restricted cash of discontinued operations	136	(155)	1	(1,674)	2,764

Net change in cash, cash equivalents and restricted cash	(58)	(117)	188	(2,197)	2,498
Cash, cash equivalents and restricted cash at beginning of period	1,727	1,844	1,656	3,853	1,355

Cash, cash equivalents and restricted cash at end of period	$1,669	$1,727	$1,844	$1,656	$3,853

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,474	$1,527	$1,464	$1,375	$3,470
Cash restricted for discontinued operations	195	200	380	280	370
Restricted cash included in other current assets	—	—	—	1	13

Total cash, cash equivalents and restricted cash	$1,669	$1,727	$1,844	$1,656	$3,853

CONSOLIDATED BALANCE SHEETS
(in millions)	June 30,	December 31,
	2020	2019
Current assets:
Cash and cash equivalents	$1,474	$1,464
Cash restricted for discontinued operations	195	380
Accounts receivable	515	832
Current assets associated with discontinued operations	748	896
Other current assets	446	279

Total current assets	3,378	3,851
Oil and gas property and equipment, based on successful efforts accounting, net	4,673	7,558
Other property and equipment, net	1,013	1,035

Total property and equipment, net	5,686	8,593
Goodwill	753	753
Right-of-use assets	231	243
Other long-term assets	227	196
Long-term assets associated with discontinued operations	82	81

Total assets	$10,357	$13,717

Current liabilities:
Accounts payable	$309	$428
Revenues and royalties payable	473	730
Current liabilities associated with discontinued operations	441	459
Other current liabilities	229	310

Total current liabilities	1,452	1,927

Long-term debt	4,296	4,294
Lease liabilities	245	244
Asset retirement obligations	391	380
Other long-term liabilities	458	426
Long-term liabilities associated with discontinued operations	162	185
Deferred income taxes	—	341
Stockholders’ equity:
Common stock	38	38
Additional paid-in capital	2,720	2,735
Retained earnings	586	3,148
Accumulated other comprehensive loss	(117)	(119)

Total stockholders’ equity attributable to Devon	3,227	5,802
Noncontrolling interests	126	118

Total equity	3,353	5,920

Total liabilities and equity	$10,357	$13,717

Common shares outstanding	383	382

PRODUCTION TREND
	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Delaware Basin	79	84	84	70	67
Powder River Basin	18	21	20	18	15
Eagle Ford	27	26	23	22	23
Anadarko Basin	21	24	27	32	31
Other	8	8	9	9	8

Total	153	163	163	151	144

Natural gas liquids (MBbls/d)
Delaware Basin	29	37	32	28	27
Powder River Basin	2	3	2	2	2
Eagle Ford	12	9	9	11	12
Anadarko Basin	25	30	30	37	40
Other	1	1	1	1	1

Total	69	80	74	79	82

Gas (MMcf/d)
Delaware Basin	241	244	234	167	158
Powder River Basin	20	29	28	28	22
Eagle Ford	87	86	76	75	81
Anadarko Basin	262	272	295	317	313
Other	4	3	4	4	4

Total	614	634	637	591	578

Total oil equivalent (MBoe/d)
Delaware Basin	149	162	154	127	120
Powder River Basin	24	29	27	25	21
Eagle Ford	53	50	45	45	49
Anadarko Basin	90	98	107	121	124
Other	9	9	10	10	10

Total	325	348	343	328	324

	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Barnett divest assets (discontinued operations)
Oil (MBbls/d)	—	—	—	—	1
Natural gas liquids (MBbls/d)	28	31	30	30	30
Gas (MMcf/d)	401	408	408	414	420

Total oil equivalent (MBoe/d)	95	99	98	100	100

UPSTREAM CAPITAL EXPENDITURES
(in millions)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	$148	$220	$170	$262	$235
Powder River Basin	39	90	89	89	87
Eagle Ford	10	70	65	90	53
Anadarko Basin	3	4	38	67	94
Other	3	7	12	12	12

Total upstream capital	$203	$391	$374	$520	$481

GROSS OPERATED SPUDS

	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	27	38	24	38	23
Powder River Basin	—	12	19	14	17
Eagle Ford	—	10	25	18	31
Anadarko Basin	—	—	—	4	16

Total	27	60	68	74	87

GROSS OPERATED WELLS TIED-IN

	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	22	32	36	34	28
Powder River Basin	4	14	19	18	6
Eagle Ford	13	30	21	—	9
Anadarko Basin	—	4	9	16	21

Total	39	80	85	68	64

NET OPERATED WELLS TIED-IN

	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	18	25	25	30	24
Powder River Basin	4	10	15	13	5
Eagle Ford	7	14	11	—	4
Anadarko Basin	—	3	7	7	14

Total	29	52	58	50	47

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2020				2019
	Quarter 2		Quarter 1		Quarter 4		Quarter 3		Quarter 2
Delaware Basin	9,100	'	8,000	'	8,000	'	9,700	'	7,500	'
Powder River Basin	8,100	'	9,100	'	9,700	'	9,500	'	9,500	'
Eagle Ford	5,900	'	5,400	'	6,600	'	N/A		6,000	'
Anadarko Basin	—		9,800	'	11,200	'	9,600	'	9,000	'

Total	7,900	'	7,300	'	8,400	'	9,600	'	8,000	'

BENCHMARK PRICES
(average prices)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$28.42	$46.44	$57.02	$56.34	$59.85
Natural Gas ($/Mcf) - Henry Hub	$1.71	$1.95	$2.50	$2.23	$2.64
NGL ($/Bbl) - Mont Belvieu Blended	$12.57	$14.39	$18.69	$16.18	$19.05

REALIZED PRICES
	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$22.70	$45.18	$56.23	$53.85	$55.54
Powder River Basin	24.03	41.14	52.02	52.50	56.79
Eagle Ford	15.30	44.90	55.11	57.77	61.60
Anadarko Basin	19.52	45.32	55.71	54.47	57.67
Other	25.45	44.53	55.14	54.02	55.31

Realized price without hedges	21.25	44.59	55.41	54.40	57.11
Cash settlements	15.25	5.14	1.48	2.18	(0.41)

Realized price, including cash settlements	$36.50	$49.73	$56.89	$56.58	$56.70

Natural gas liquids (Per Bbl)
Delaware Basin	$7.94	$8.36	$13.30	$10.27	$13.77
Powder River Basin	10.07	15.86	17.36	15.01	17.74
Eagle Ford	10.02	14.77	18.84	13.77	15.84
Anadarko Basin	9.31	10.90	17.47	12.61	15.55
Other	10.19	15.82	13.62	12.76	10.69

Realized price without hedges	8.89	10.40	15.79	12.02	15.00
Cash settlements	0.51	0.61	1.75	2.55	1.40

Realized price, including cash settlements	$9.40	$11.01	$17.54	$14.57	$16.40

Gas (Per Mcf)
Delaware Basin	$1.05	$0.58	$1.22	$0.90	$(0.05)
Powder River Basin	1.80	1.71	2.51	1.96	2.16
Eagle Ford	1.79	2.05	2.52	2.26	2.56
Anadarko Basin	1.31	1.45	1.81	1.54	1.74
Other	1.32	1.69	0.43	2.18	1.72

Realized price without hedges	1.29	1.21	1.70	1.47	1.38
Cash settlements	0.28	0.36	0.13	0.41	0.34

Realized price, including cash settlements	$1.57	$1.57	$1.83	$1.88	$1.72

Total oil equivalent (Per Boe)
Delaware Basin	$15.39	$26.19	$35.05	$33.48	$33.94
Powder River Basin	20.80	33.65	42.45	41.20	45.44
Eagle Ford	12.90	29.94	36.51	35.10	37.50
Anadarko Basin	10.98	18.14	24.28	22.07	23.96
Other	22.95	39.15	46.49	46.08	46.70

Realized price without hedges	14.37	25.43	32.82	30.47	31.79
Cash settlements	7.83	3.20	1.32	2.34	0.79

Realized price, including cash settlements	$22.20	$28.63	$34.14	$32.81	$32.58

BENCHMARK PRICES
(average prices)	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$28.42	$46.44	$57.02	$56.34	$59.85
Natural Gas ($/Mcf) - Henry Hub	$1.71	$1.95	$2.50	$2.23	$2.64
NGL ($/Bbl) - Mont Belvieu Blended	$12.57	$14.39	$18.69	$16.18	$19.05

FIELD-LEVEL CASH MARGIN (per Boe)
	2020		2019
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$15.39	$26.19	$35.05	$33.48	$33.94
Lease operating expenses	(3.56)	(3.61)	(3.36)	(4.17)	(4.33)
Gathering, processing & transportation	(2.88)	(2.71)	(2.59)	(2.20)	(2.31)
Production & property taxes	(1.14)	(2.15)	(2.80)	(2.69)	(2.84)

Field-level cash margin	$7.81	$17.72	$26.30	$24.42	$24.46

Powder River Basin
Realized price	$20.80	$33.65	$42.45	$41.20	$45.44
Lease operating expenses	(6.60)	(6.65)	(5.00)	(7.28)	(6.95)
Gathering, processing & transportation	(2.71)	(2.32)	(3.40)	(2.07)	(1.71)
Production & property taxes	(2.40)	(4.20)	(5.19)	(4.73)	(4.99)

Field-level cash margin	$9.09	$20.48	$28.86	$27.12	$31.79

Eagle Ford
Realized price	$12.90	$29.94	$36.51	$35.10	$37.50
Lease operating expenses	(2.59)	(2.93)	(4.52)	(3.20)	(2.85)
Gathering, processing & transportation	(4.96)	(5.96)	(6.52)	(5.93)	(5.59)
Production & property taxes	(0.85)	(1.85)	(1.75)	(1.95)	(2.43)

Field-level cash margin	$4.50	$19.20	$23.72	$24.02	$26.63

Anadarko Basin
Realized price	$10.98	$18.14	$24.28	$22.07	$23.96
Lease operating expenses	(2.42)	(2.79)	(2.24)	(2.08)	(1.84)
Gathering, processing & transportation	(6.57)	(6.36)	(5.98)	(5.05)	(5.10)
Production & property taxes	(0.32)	(0.77)	(1.00)	(0.86)	(1.25)

Field-level cash margin	$1.67	$8.22	$15.06	$14.08	$15.77

Other
Realized price	$22.95	$39.15	$46.49	$46.08	$46.70
Lease operating expenses	(17.40)	(18.95)	(20.04)	(17.22)	(22.29)
Gathering, processing & transportation	(0.34)	(0.31)	(0.34)	(0.45)	(0.22)
Production & property taxes	(5.11)	(4.34)	(3.78)	(4.50)	(5.26)

Field-level cash margin	$0.10	$15.55	$22.33	$23.91	$18.93

Devon - Total
Realized price	$14.37	$25.43	$32.82	$30.47	$31.79
Lease operating expenses	(3.69)	(3.96)	(3.79)	(3.90)	(3.85)
Gathering, processing & transportation	(4.16)	(4.11)	(4.16)	(3.71)	(3.78)
Production & property taxes	(1.07)	(1.95)	(2.32)	(2.13)	(2.38)

Field-level cash margin	$5.45	$15.41	$22.55	$20.73	$21.78

NON-GAAP FINANCIAL MEASURES

(all monetary values in millions, except per share amounts)

The earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure. Additional information regarding our non-GAAP measures can also be found in our corresponding periodic report filed with the SEC.

CORE EARNINGS (LOSS)

Devon’s reported net earnings (loss) include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2020 earnings.

	Quarter Ended June 30, 2020
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Continuing Operations
Loss (GAAP)	$(680)	$(677)	$(679)	$(1.80)
Adjustments:
Asset and exploration impairments	4	3	3	0.01
Deferred tax asset valuation allowance	—	149	149	0.39
Fair value changes in financial instruments	593	459	459	1.22

Core loss (Non-GAAP)	$(83)	$(66)	$(68)	$(0.18)

Discontinued Operations
Earnings (GAAP)	$9	$9	$9	$0.02
Adjustments:
Asset dispositions	(2)	(1)	(1)	(0.00)
Fair value changes in foreign currency and other	(5)	(6)	(6)	(0.02)

Core earnings (Non-GAAP)	$2	$2	$2	$0.00

Total
Loss (GAAP)	$(671)	$(668)	$(670)	$(1.78)
Adjustments:
Continuing Operations	597	611	611	1.62
Discontinued Operations	(7)	(7)	(7)	(0.02)

Core loss (Non-GAAP)	$(81)	$(64)	$(66)	$(0.18)

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	Q2 ’20	Q1 ’20	Q4’19	Q3’19	TTM	Q2’19
Net earnings (loss) (GAAP)	$(668)	$(1,815)	$(640)	$109	$(3,014)	$495
Net (earnings) loss from discontinued operations, net of tax	(9)	125	652	27	795	(344)
Financing costs, net	69	65	64	60	258	66
Income tax expense (benefit)	(3)	(417)	(33)	54	(399)	68
Exploration expenses	12	112	29	18	171	7
Depreciation, depletion and amortization	299	401	382	381	1,463	374
Asset impairments	—	2,666	—	—	2,666	—
Asset dispositions	—	—	—	(1)	(1)	(2)
Share-based compensation	19	20	19	20	78	21
Derivative and financial instrument non-cash valuation changes	593	(619)	159	(57)	76	(117)
Restructuring and transaction costs	—	—	11	10	21	12
Accretion on discounted liabilities and other	13	(48)	14	5	(16)	8

EBITDAX (Non-GAAP)	$325	$490	$657	$626	$2,098	$588

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

June 30, 2020
Total debt (GAAP)	$4,296
Less:
Cash and cash equivalents	(1,474)
Cash restricted for discontinued operations	(195)

Net debt (Non-GAAP)	$2,627

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by trailing twelve months EBITDAX.

June 30, 2020
Net debt (Non-GAAP)	$2,627
EBITDAX (trailing 12 months) (Non-GAAP)	2,098

Net debt-to-EBITDAX (Non-GAAP)	1.3

GUIDANCE

THIRD-QUARTER AND FULL-YEAR 2020

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	138	143	148	152
Natural gas liquids (MBbls/d)	73	78	73	77
Gas (MMcf/d)	540	580	560	610

Total oil equivalent (MBoe/d)	301	318	314	331

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	90%	100%	88%	92%
NGL - realized price	$10.00	$13.00	$10.00	$12.00
Natural gas - % of Henry Hub	70%	80%	70%	75%

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Total upstream capital	$175	$225	$950	$1,000

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(10)	$—	$(35)	$(25)
LOE & GP&T per BOE(1)	$8.05 (1)	$8.25 (1)	$7.95 (1)	$8.15 (1)
Production & property taxes as % of upstream sales	7.4%	7.6%	7.4%	7.6%
Exploration expenses	$—	$5	$10	$20
Depreciation, depletion and amortization	$265	$305	$1,225	$1,325
General & administrative expenses	$75	$85	$315	$335
Restructuring expenses(2)	$25 (2)	$50 (2)	$25 (2)	$50 (2)
Financing costs, net	$60	$70	$260	$270
Other expenses	$—	$10	$—	$20
Current income tax rate from continuing operations	0%	0%	0%	0%
Deferred income tax rate from continuing operations	20%	30%	20%	30%

Total income tax rate from continuing operations	20%	30%	20%	30%

(1)

In the third quarter 2020 and full-year 2020, Devon expects to incur approximately $20 million and $65 million of minimum volume commitments related to the Anadarko Basin. These commitments are expected to impact GP&T rates by approximately $0.55 per Boe in 2020. These commitments will expire at the end of 2020.

(2)	Approximately one-third of the estimated restructuring expenses are non-cash.

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Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3 2020	87,500	$37.02	47,500	$50.98	$60.98
Q4 2020	88,000	$36.28	39,500	$50.93	$60.93
Q1 2021	47,500	$35.74	20,000	$49.20	$59.20
Q2 2021	46,500	$35.22	21,000	$42.46	$52.46
Q3 2021	1,000	$55.35	14,500	$36.16	$46.16
Q4 2021	—	—	9,500	$29.56	$39.56

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3 2020	Argus MEH	55,000	$0.37
Q3 2020	Midland Sweet	32,000	$(1.23)
Q3 2020	NYMEX Roll	54,000	$0.38
Q4 2020	Argus MEH	50,000	$0.47
Q4 2020	Midland Sweet	32,000	$(1.23)
Q4 2020	NYMEX Roll	54,000	$0.38
Q1-Q4 2021	Midland Sweet	7,000	$1.27

Natural Gas Commodity Hedges - Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2020	63,300	$2.72	255,000	$1.83	$2.32
Q4 2020	55,000	$2.66	118,000	$2.29	$2.79
Q1 2021	25,000	$2.69	143,000	$2.31	$2.81
Q2 2021	25,000	$2.69	143,000	$2.31	$2.81
Q3 2021	25,000	$2.69	143,000	$2.31	$2.81
Q4 2021	—	—	48,000	$2.40	$2.90

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q3 2020	El Paso Natural Gas	65,000	$(0.78)
Q3 2020	Houston Ship Channel	30,000	$(0.02)
Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q4 2020	El Paso Natural Gas	65,000	$(0.78)
Q4 2020	Houston Ship Channel	30,000	$(0.02)
Q1-Q4 2021	El Paso Natural Gas	35,000	$(0.92)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q3 2020	Ethane	15,000	$5.62
Q3 2020	Natural Gasoline	1,000	$44.84
Q3 2020	Normal Butane	1,500	$23.56
Q3 2020	Propane	4,500	$25.18
Q4 2020	Natural Gasoline	1,000	$44.84
Q4 2020	Normal Butane	1,500	$23.56
Q4 2020	Propane	4,500	$25.18

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of July 31, 2020.

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